Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Fair Value Measurements, Recurring and Nonrecurring

		December 31, 2024		December 31, 2023
	Fair Value Hierarchy Level	Carrying Amount Asset/ (Liability) $	Fair Value Asset/ (Liability) $	Carrying Amount Asset/ (Liability) $	Fair Value Asset/ (Liability) $
Recurring:
Cash, cash equivalents and restricted cash (note 20c)	Level 1	515,561	515,561	392,155	392,155
Marketable securities	Level 1	22,442	22,442	—	—
Obligation related to EU ETS (note 8) (1)	Level 1	(6,588)	(6,588)	—	—

Non-recurring:
Operating lease right-of-use assets (note 15)	Level 2	11,735	11,735	—	—

Other:
Advances to equity-accounted joint venture (note 6)	Level 2	380	Note (2)	2,880	Note (2)
Obligations related to finance leases, including current portion (note 10)	Level 2	—	—	(139,599)	(143,968)
(1)As part of the EU ETS requirements as described in note 1, for the year ended December 31, 2024, the Company recorded an obligation related to EU ETS which was included as part of accrued liabilities in the consolidated balance sheet as at December 31, 2024. This amount can include an accrual representing the difference between the total emissions liability and the carrying value of the EUAs held as at the end of the reporting period. The fair value of the accrual is estimated using the fair market value of an EUA that is traded on a regulated energy exchange at the end of the reporting period. As at December 31, 2024, an accrual of $0.7 million was made as the carrying value of the EUAs held was less than the total emissions liability.
(2)The advances to its equity-accounted joint venture, together with the Company’s investment in the equity-accounted joint venture, form the net aggregate carrying value of the Company’s interests in the equity-accounted joint venture in these consolidated financial statements. As at December 31, 2024 and 2023, the fair values of the individual components of such aggregate interests were not determinable.